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                                                                   EXHIBIT 10.10



                             SECURITY AGREEMENT



         This Security Agreement is made as of October 31, 1996 between SpectRx, Inc., a Delaware corporation ("Pledgee"), and Mark A. Samuels ("Pledgor").


                                  Recitals

         Pursuant to Pledgor's Note dated and given to Pledgee on the date hereof (the "Note"), Pledgor has borrowed $200,000.00 from Pledgee and wishes to secure repayment of the Note with shares of Pledgee's Common Stock and Laser Atlanta Optics, Inc.'s ("LAO") Common Stock (the "Shares").

         NOW, THEREFORE, it is agreed as follows:

         1. Creation and Description of Security Interest. In consideration of the loan of $200,000.00 to Pledgor under the Note, Pledgor, pursuant to the Georgia Commercial Code, hereby pledges 33,334 Shares of Pledgee's Common Stock and 6,000,000 Shares of LAO's Common Stock (herein sometimes referred to as the "Collateral") represented by Pledgee's certificate number 37 and LAO's certificate numbers 64 and 65, duly endorsed in blank or with executed stock powers, and herewith delivers said certificates to Wilson Sonsini Goodrich & Rosati, Professional Corporation, ("Pledgeholder"), who shall hold said certificates subject to the terms and conditions of this Security Agreement.

         The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, executed by Pledgor, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

         2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                 a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                 b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.
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                 c.       Margin Regulations.  In the event that Pledgee's
Common Stock is now or later becomes margin- listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

         3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee or LAO, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

         5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such subscription options, other rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                 a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

                 b. Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

         In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Georgia Commercial Code.

          7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be

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released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

          8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

          9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

         10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

         11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of Georgia.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



         "PLEDGOR"
                                               _________________________________
                                               Mark A. Samuels

                              Address:         _________________________________

                                               _________________________________


         "PLEDGEE"                    SPECTRX, INC.,
                                           a Delaware corporation


                                      By:      _________________________________

                                      Title:   _________________________________


         "PLEDGEHOLDER"               WILSON SONSINI GOODRICH & ROSATI
                                           Professional Corporation

                                      By:      _________________________________

                                      Title:   _________________________________





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                                    NOTE


$200,000.00                                                         Norcross, GA

                                                                October 31, 1996

         FOR VALUE RECEIVED, Mark A. Samuels promises to pay to SpectRx, Inc., a Delaware corporation (the "Company"), or order, the principal sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00) together with simple interest at the rate of 6.72% per annum.

         Principal and accrued interest shall be due and payable on the earlier of (a) October 31, 2001, and (b) the date which is 120 days after the date when the undersigned shall cease to be an employee or consultant of the Company. Should the undersigned fail to make full payment of principal and accrued interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and accrued interest shall become immediately due at the option of the holder of this Note. Payments of principal and accrued interest shall be made in lawful money of the United States of America.

         The undersigned may at any time prepay all or any portion of the principal owing hereunder.

         This Note is secured in part by a pledge of the Company's Common Stock and the Common Stock of Laser Atlanta Optics, Inc. under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

         The holder of this Note shall not have full recourse against the undersigned, and shall be required to proceed against the collateral securing this Note in the event of default.

         In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be due and payable on the date which is 120 days after the date on which the undersigned ceases to be an employee or consultant of the Company.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                        ____________________________________
                                        Mark A. Samuels






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                    ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED I, Mark A. Samuels, hereby sell, assign and transfer unto ______________________________(__________) shares of the Common
Stock of SpectRx, Inc. standing in my name of the books of said corporation represented by Certificate No. 37 herewith and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, Professional Corporation, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Security Agreement (the "Agreement") between SpectRx, Inc. and the undersigned dated October 31, 1996.


Dated: _______________, 19__


                                        Signature:
                                                  ______________________________
                                                  Mark A. Samuels





INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to foreclose on the pledged shares, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.






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                    ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED I, Mark A. Samuels, hereby sell, assign and transfer unto ______________________________(__________) shares of the Common
Stock of Laser Atlanta Optics, Inc. standing in my name of the books of said corporation represented by Certificate Nos. 64 and 65 herewith and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, Professional Corporation, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Security Agreement (the "Agreement") between SpectRx, Inc. and the undersigned dated October 31, 1996.


Dated: _______________, 19__


                                        Signature:
                                                  ______________________________
                                                  Mark A. Samuels





INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to foreclose on the pledged shares, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.







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                              CONSENT OF SPOUSE


         I, ____________________, spouse of Mark A. Samuels, have read and approve the foregoing Security Agreement (the "Agreement"). In consideration of the Company's non-recourse loan of $200,000.00 to my spouse, secured by the pledge of 33,334 shares of the Common Stock of SpectRx, Inc. and 6,000,000 shares of the Common Stock of Laser Atlanta Optics, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares pledged pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 1996



                              ______________________________________
                                       Signature of Spouse